Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:	Polaris Venture Partners III, L.P.
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Polaris Venture Partners III, L.P.
	By:	Polaris Venture Management Co. III L.L.C.
Its General Partner

	By:	/s/ Kevin Littlejohn
Authorized Signatory

Joint Filer Name:	Polaris Venture Partners Entrepreneurs’ Fund III, L.P
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Polaris Venture Partners Entrepreneurs’ Fund III, L.P.
	By:	Polaris Venture Management Co. III L.L.C.
Its General Partner

	By:	/s/ Kevin Littlejohn
Authorized Signatory

Joint Filer Name:	Polaris Venture Partners Founders’ Fund III, L.P
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Polaris Venture Partners Founders’ Fund III, L.P.
	By:	Polaris Venture Management Co. III L.L.C.
Its General Partner

	By:	/s/ Kevin Littlejohn
Authorized Signatory

Joint Filer Name:	Stephen D. Arnold
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Stephen D. Arnold

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Attorney-in-Fact

Joint Filer Name:	Jonathan A. Flint
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Jonathan A. Flint

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Attorney-in-Fact

Joint Filer Name:	Terrance G. McGuire
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Terrance G. McGuire

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Attorney-in-Fact

Joint Filer Name:	Alan G. Spoon
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	6/25/2004
Issuer Name and Ticker or Trading Symbol:	Momenta Pharmaceuticals Inc. (MNTA)

Signature	Alan G. Spoon

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Attorney-in-Fact